UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 3, 2022
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Election of Directors
On March 3, 2022, the Board of Directors (the “Board”) of Voya Financial, Inc. (the “Company”) appointed Lynne Biggar as a director of the Company, effective as of March 15, 2022. Ms. Biggar's appointment will expand the number of Directors to ten. It is anticipated that Ms. Biggar will be appointed to the Audit Committee, the Compensation, Benefits and Talent Management Committee, and the Technology, Innovation and Operations Committee as of March 15, 2022. The Board has affirmatively determined that, upon appointment, Ms. Biggar will be an independent director under the corporate governance standards of the New York Stock Exchange.
Ms. Biggar is the former Executive Vice President and Global Chief Marketing Officer for Visa, Inc. In her role at Visa, which she served in from 2016 to 2022, Ms. Biggar led the company’s global brand and marketing strategies, including all consumer, business-to-business and business-to-business-to-consumer activities that advanced Visa’s brand and business goals. Prior to joining Visa, Ms. Biggar served as Executive Vice President of Consumer Marketing + Revenue for Time, Inc., where she led consumer-driven business and product strategies across the portfolio, including digital transformation, innovation, pricing, customer acquisition, and retention. Ms. Biggar also previously held several senior leadership roles at American Express, where she was a member of the company’s global management team.

Ms. Biggar will receive compensation as a non-employee director as described on pages 54 to 55 of the Company's proxy statement filed with the Securities and Exchange Commission on April 13, 2021.

There are no related person transactions involving Ms. Biggar that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ Rachel Reid
Name:    Rachel Reid
Title:    Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: March 4, 2022